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                                                                     EXHIBIT 1.1

                                ARRIS GROUP, INC.

                             Underwriting Agreement


                                                               November 24, 2003


CIBC World Markets Corp.
425 Lexington Avenue
New York, New York  10017
         As Representative of the Several
         Underwriters named in the respective
         Pricing Agreements hereinafter described

Ladies and Gentlemen:

         From time to time Nortel Networks Inc. (the "Selling Stockholder") proposes to enter into one or more Pricing Agreements (each a "Pricing Agreement") in the form of Annex A hereto, with such additions and deletions as the parties thereto may determine, and, subject to the terms and conditions stated herein, to sell to the firms named in Schedule I of the applicable Pricing Agreement (such firms constituting the "Underwriters" with respect to such Pricing Agreement and the securities specified therein) a certain number of shares of common stock (the "Shares") it owns of Arris Group, Inc. (the "Company") specified in such Pricing Agreement (with respect to such Pricing Agreement, the "Firm Shares"). If specified in such Pricing Agreement, the Selling Stockholder may grant to the Underwriters the right to purchase at their election an additional number of shares, specified in such Pricing Agreement as provided in Section 4 hereof (the "Option Shares"). The Firm Shares and the Option Shares, if any, which the Underwriters elect to purchase pursuant to
Section 4 hereof are herein collectively called the "Designated Shares." The outstanding shares of Common Stock of the Company are herein referred to as the "Stock."

         The terms and rights of any particular issuance of Designated Shares shall be as specified in the Pricing Agreement relating thereto.

         Particular sales of Designated Shares may be made from time to time to the Underwriters of such Shares, for whom the firms designated as representatives of the Underwriters of such Shares in the Pricing Agreement relating thereto will act as representatives (the "Representatives"). The term "Representatives" also refers to a single firm acting as sole representative of the Underwriters and to Underwriters who act without any firm being designated as their representative. Absent a Pricing Agreement, this Underwriting Agreement shall not be construed as an obligation of the Selling Stockholder to sell any of the Shares or as an obligation of any of the Underwriters to purchase any of the Shares. None of this Agreement, any Pricing Agreement, or anything contained herein or therein shall be construed as an obligation of the Company to sell any Shares. The obligation of the Selling Stockholder to sell any of the Shares and the obligation of any of the Underwriters to purchase any of the Shares shall be evidenced by the Pricing Agreement with respect to the Designated Shares specified therein. Each Pricing Agreement shall specify the aggregate number of the Firm Shares, the


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maximum number of Option Shares, if any, the initial public offering price of such Firm and Option Shares or the manner of determining such price, the purchase price to the Underwriters of such Designated Shares, the names of the Underwriters of such Designated Shares, the names of the Representatives of such Underwriters, the number of such Designated Shares to be purchased by each Underwriter and the commission, if any, payable to the Underwriters with respect thereto and shall set forth the date, time and manner of delivery of such Firm and Option Shares, if any, and payment therefor. The Pricing Agreement shall also specify (to the extent not set forth in the registration statement and prospectus with respect thereto) the terms of such Designated Shares and that such Pricing Agreement has been duly authorized, executed and delivered by the Selling Stockholder. A Pricing Agreement shall be in the form of an executed writing (which may be in counterparts), and may be evidenced by an exchange of telegraphic communications or any other rapid transmission device designed to produce a written record of communications transmitted. The obligations of the Underwriters under this Agreement and each Pricing Agreement shall be several and not joint.

         The Company hereby confirms its agreement with the several Underwriters concerning the purchase and sale of the Shares, as follows:

         1. Registration Statement. The Company has prepared and filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Securities Act"), a registration statement (File No. 333-107325) including a prospectus, relating to the Shares. Such registration statement, as amended at the time it became effective, including the information, if any, deemed pursuant to Rule 430A under the Securities Act to be part of the registration statement at the time of its effectiveness ("Rule 430A Information"), is referred to herein as the "Registration Statement"; and as used herein, the term "Preliminary Prospectus" means each prospectus included in such registration statement (and any amendments thereto) before it became effective, and any prospectus (including any prospectus supplement) filed with the Commission pursuant to Rule 424 under the Securities Act filed after the time such registration statement became effective, and the term "Prospectus" means the prospectus (including any prospectus supplement) in the form first used to confirm sales of the Shares. If the Company has filed an abbreviated registration statement pursuant to Rule 462(b) under the Securities Act (the "Rule 462 Registration Statement"), then any reference herein to the term "Registration Statement" shall be deemed to include such Rule 462 Registration Statement. Any reference in this Agreement to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act, as of the effective date of the Registration Statement or the date of such Preliminary Prospectus or the Prospectus, as the case may be and any reference to "amend", "amendment" or "supplement" with respect to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after such date under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Exchange Act") that are deemed to be incorporated by reference therein. Capitalized terms used but not defined herein shall have the meanings given to such terms in the Registration Statement and the Prospectus.


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         2.       Representations and Warranties of the Company. The Company
represents and warrants to each Underwriter and the Selling Stockholder that:

         (a) Preliminary Prospectus. No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, complied in all material respects with the Securities Act and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation and warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in any Preliminary Prospectus; provided, further, that the Company makes no representation or warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to the Selling Stockholder furnished to the Company in writing by the Selling Stockholder for use in any Preliminary Prospectus.

         (b) Registration Statement and Prospectus. No order suspending the effectiveness of the Registration Statement has been issued by the Commission and no proceeding for that purpose has been initiated or threatened by the Commission; as of the applicable effective date of the Registration Statement and any amendment thereto, the Registration Statement complied and will comply in all material respects with the Securities Act, and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; and as of the applicable filing date of the Prospectus and any amendment or supplement thereto and as of each Time of Delivery (as defined in Section 5 hereof), the Prospectus will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation and warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in the Registration Statement and the Prospectus and any amendment or supplement thereto; provided, further, that the Company makes no representation or warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to the Selling Stockholder furnished to the Company in writing by the Selling Stockholder expressly for use in the Registration Statement and the Prospectus and any amendment or supplement thereto.

         (c) Incorporated Documents. The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and none of such documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Prospectus, when such


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documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         (d) Financial Statements. The financial statements and the related notes thereto included or incorporated by reference in the Registration Statement and the Prospectus comply in all material respects with the applicable requirements of the Securities Act and the Exchange Act, as applicable, and present fairly the financial position of the Company and its Subsidiaries (as defined in Section 2(f) hereof) as of the dates indicated and the results of their operations and the changes in their cash flows for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods covered thereby (except that unaudited interim financial statements are subject to normal year-end adjustments), and the supporting schedules included or incorporated by reference in the Registration Statement present fairly the information required to be stated therein; the other financial information included or incorporated by reference in the Registration Statement and the Prospectus has been derived from the accounting records of the Company and its Subsidiaries and presents fairly the information shown thereby; and the pro forma financial information and the related notes thereto included or incorporated by reference in the Registration Statement and the Prospectus has been prepared in accordance with the applicable requirements of the Securities Act and the Exchange Act, as applicable, and the assumptions underlying such pro forma financial information are reasonable and are set forth in the Registration Statement and the Prospectus.

         (e) No Material Adverse Change. Since the date of the most recent financial statements of the Company included or incorporated by reference in the Registration Statement and the Prospectus, (i) there has not been any change in the capital stock or long-term debt of the Company or any of its Subsidiaries, or any dividend or distribution of any kind declared, set aside for payment, paid or made by the Company on any class of capital stock, or any material adverse change, or any development involving a prospective material adverse change, in or affecting the business, properties, management, financial position, stockholders' equity, or results of operations of the Company and its Subsidiaries taken as a whole; (ii) neither the Company nor any of its Subsidiaries has entered into any transaction or agreement that is material to the Company and its Subsidiaries taken as a whole or incurred any liability or obligation, direct or contingent, that is material to the Company and its Subsidiaries taken as a whole; and (iii) neither the Company nor any of its Subsidiaries has sustained any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor disturbance or dispute or any action, order or decree of any court or arbitrator or governmental or regulatory authority, except in each case as otherwise disclosed in the Registration Statement and the Prospectus.

         (f) Organization and Good Standing. The Company and each of its Significant Subsidiaries (as that term is defined in Rule 1-02(w) of Regulation S-X under the Securities Act) have been duly organized and are validly existing and in good standing under the laws of their


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respective jurisdictions of organization, are duly qualified to do business and are in good standing in each jurisdiction in which their respective ownership or leasing of property or the conduct of their respective businesses requires such qualification, and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged, except where the failure to be so qualified or have such power or authority would not, individually or in the aggregate, have a material adverse effect on the business, properties, management, financial position, stockholders' equity, or results of operations of the Company and its Subsidiaries taken as a whole (a "Material Adverse Effect"). The Company does not own or control, directly or indirectly, any corporation, association or other entity other than the subsidiaries listed in Annex B to this Agreement (the "Subsidiaries").

         (g) Capitalization. The Company has an authorized capitalization as set forth in the Prospectus under the heading "Description of Capital Stock"; all the outstanding shares of capital stock of the Company (including the Shares to be sold by the Selling Stockholder) have been duly and validly authorized and issued and are fully paid and non-assessable and are not subject to any pre-emptive or similar rights; except as described in or expressly contemplated by the Prospectus or documents incorporated by reference into the Prospectus, there are no outstanding rights (including, without limitation, pre-emptive rights), warrants or options to acquire, or instruments convertible into or exchangeable for, any shares of capital stock or other equity interest in the Company or any of its Subsidiaries, or any contract, commitment, agreement, understanding or arrangement of any kind relating to the issuance of any capital stock of the Company or any such Subsidiary, any such convertible or exchangeable securities or any such rights, warrants or options; the capital stock of the Company conforms in all material respects to the description thereof contained in the Registration Statement and the Prospectus; and all the outstanding shares of capital stock or other equity interests of each Subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and (except as otherwise described in the Prospectus) are owned directly or indirectly by the Company, free and clear of any lien, charge, encumbrance, security interest, restriction on voting or transfer or any other claim of any third party, except for any pledges by the Company and certain Subsidiaries pursuant to the Company's primary credit facility.

         (h) Due Authorization. The Company has full right, power and authority to execute and deliver this Agreement and to perform its obligations hereunder; and this Agreement has been duly authorized, executed and delivered by the Company.

         (i) No Violation or Default. Neither the Company nor any of its Subsidiaries is (i) in violation of its charter or by-laws or similar organizational documents; (ii) in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound or to which any of the property or assets of the Company or any of its Subsidiaries is subject; or
(iii) in violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of clauses (ii) and


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(iii) above, for any such default or violation that would not, individually or in the aggregate, have a Material Adverse Effect.

         (j) No Conflicts. The execution, delivery and performance by the Company of this Agreement and any Pricing Agreement and the sale of the Shares to be sold by the Selling Stockholder hereunder and thereunder will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its Subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound or to which any of the property or assets of the Company or any of its Subsidiaries is subject, (ii) result in any violation of the provisions of the charter or by-laws or similar organizational documents of the Company or any of its Subsidiaries or (iii) result in the violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority.

         (k) No Consents Required. No consent, approval, authorization, order, registration or qualification of or with any court or arbitrator or governmental or regulatory authority is required for the execution, delivery and performance by the Company of this Agreement or any Pricing Agreement, or, to the knowledge of the Company, the sale of the Shares to be sold by the Selling Stockholder hereunder and thereunder, except for the registration of the Shares under the Securities Act and such consents, approvals, authorizations, orders and registrations or qualifications as may be required under applicable state securities laws in connection with the purchase and distribution of the Shares by the Underwriters.

         (l) Legal Proceedings. Except as described in the Prospectus, there are no legal, governmental or regulatory investigations, actions, suits or proceedings pending to which the Company or any of its Subsidiaries is or may be a party or to which any property of the Company or any of its Subsidiaries is or may be the subject that, individually or in the aggregate, if determined adversely to the Company or any of its Subsidiaries, could reasonably be expected to have a Material Adverse Effect or materially and adversely affect the ability of the Company to perform its obligations under this Agreement and any Pricing Agreement; no such investigations, actions, suits or proceedings are threatened or, to the best knowledge of the Company, contemplated by any governmental or regulatory authority or threatened by others; and (i) there are no current or pending legal, governmental or regulatory actions, suits or proceedings that are required under the Securities Act to be described in the Registration Statement or Prospectus that are not so described and (ii) there are no statutes, regulations or contracts or other documents that are required under the Securities Act to be filed as exhibits to the Registration Statement or described in the Registration Statement or the Prospectus that are not so filed or described.

         (m) Independent Accountants. Ernst & Young LLP, who have certified certain financial statements of the Company and its Subsidiaries are independent public accountants with respect to the Company and its Subsidiaries as required by the Securities Act.


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         (n)      Title to Real and Personal Property. Other than liens imposed by the Company's primary credit facility, the Company and its Subsidiaries have good and marketable title in fee simple to, or have valid rights to lease or otherwise use, all items of real and personal property that are material to the respective businesses of the Company and its Subsidiaries, in each case free and clear of all liens, encumbrances, claims and defects and imperfections of title except those that (i) do not materially interfere with the use made and proposed to be made of such property by the Company and its Subsidiaries or (ii) could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

         (o) Title to Intellectual Property. The Company and its Subsidiaries own or possess adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses and know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) necessary for the conduct of their respective businesses; and the conduct of their respective businesses will not conflict in any material respect with any such rights of others, and the Company and its Subsidiaries have not received any notice of any claim of infringement or conflict with any such rights of others except as could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

         (p) No Undisclosed Relationships. No relationship, direct or indirect, exists between or among the Company or any of its Subsidiaries, on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company or any of its Subsidiaries, on the other, that is required by the Securities Act to be described in the Registration Statement and the Prospectus and that is not so described.

         (q) Investment Company Act. The Company is not and, after giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company" or an entity "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder (collectively, "Investment Company Act").

         (r) Taxes. The Company and its Significant Subsidiaries have paid all federal, state, local and foreign taxes and filed all tax returns required to be paid or filed through the date hereof; and except as otherwise disclosed in the Prospectus, there is no tax deficiency that has been, or could reasonably be expected to be, asserted against the Company or any of its Subsidiaries or any of their respective properties or assets.

         (s) Licenses and Permits. The Company and its Subsidiaries possess all licenses, certificates, permits and other authorizations issued by, and have made all declarations and filings with, the appropriate federal, state, local or foreign governmental or regulatory authorities that are necessary for the ownership or lease of their respective properties or the conduct of their respective businesses as described in the Registration Statement and the Prospectus, except where the failure to possess or make the same would not, individually or in the aggregate, have a Material Adverse Effect; and except as described in the Prospectus, neither the Company nor any of its Subsidiaries has received notice of any revocation or modification of any material license,



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certificate, permit or authorization or has any reason to believe that any material license, certificate, permit or authorization will not be renewed in the ordinary course.

         (t) No Labor Disputes. No labor disturbance by or dispute with employees of the Company or any of its Subsidiaries exists or, to the best knowledge of the Company, is contemplated or threatened.

         (u) Compliance With Environmental Laws. The Company and its Subsidiaries (i) are in compliance with any and all applicable federal, state, local and foreign laws, rules, regulations, decisions and orders relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (collectively, "Environmental Laws"); (ii) have received and are in compliance with all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses; and (iii) have not received notice of any actual or potential liability for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, except in any such case for any such failure to comply, or failure to receive required permits, licenses or approvals, or liability as would not, individually or in the aggregate, have a Material Adverse Effect.

         (v) Compliance With ERISA. Each employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), that is maintained, administered or contributed to by the Company or any of its affiliates for employees or former employees of the Company and its affiliates has been maintained in compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to ERISA and the Internal Revenue Code of 1986, as amended (the "Code"); no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred with respect to any such plan excluding transactions effected pursuant to a statutory or administrative exemption; and for each such plan that is subject to the funding rules of
Section 412 of the Code or Section 302 of ERISA, no "accumulated funding deficiency" as defined in Section 412 of the Code has been incurred, whether or not waived, and the fair market value of the assets of each such plan (excluding for these purposes accrued but unpaid contributions) exceeds the present value of all benefits accrued under such plan determined using reasonable actuarial assumptions.

         (w) Compliance with Sarbanes-Oxley Act of 2002. There is and has been no failure on the part of the Company or, to the Company's knowledge, any of the officers and directors of the Company, in their capacities as such, to comply in all material respects with any provision, to the extent effective, of the Sarbanes-Oxley Act of 2002 and the rules and regulations in connection therewith applicable to the Company, including without limitation Section 402 thereof related to loans and Sections 302 and 906 thereof related to certifications.

         (x) Accounting Controls. The Company and its Subsidiaries maintain systems of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with

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generally accepted accounting principles and to maintain asset accountability;
(iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

         (y) Insurance. The Company and its Subsidiaries have insurance covering their respective properties, operations, personnel and businesses, including business interruption insurance, which insurance is in amounts and insures against such losses and risks as is adequate to protect the Company and its Subsidiaries and their respective businesses; and neither the Company nor any of its Subsidiaries has (i) received notice from any insurer or agent of such insurer that capital improvements or other expenditures are required or necessary to be made in order to continue such insurance or (ii) any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage at reasonable cost from similar insurers as may be necessary to continue its business.

         (z) No Unlawful Payments. Neither the Company nor any of its Subsidiaries nor, to the best knowledge of the Company, any director, officer, agent, employee or other person associated with or acting on behalf of the Company or any of its Subsidiaries has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

         (aa) No Restrictions on Subsidiaries. Other than restrictions imposed by the Company's primary credit facility, no subsidiary of the Company is currently prohibited, directly or indirectly, under any agreement or other instrument to which it is a party or is subject, from paying any dividends to the Company, from making any other distribution on such subsidiary's capital stock, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary's properties or assets to the Company or any other subsidiary of the Company.

         (bb) No Broker's Fees. Neither the Company nor any of its Subsidiaries is a party to any contract, agreement or understanding with any person (other than this Agreement) that would give rise to a valid claim against the Company or any of its Subsidiaries or any Underwriter for a brokerage commission, finder's fee or like payment in connection with the offering and sale of the Shares.

         (cc) No Registration Rights. Except for persons holding rights in connection with the sale of the Shares which have not been exercised as permitted by any Company registration rights agreement, no person has the right to require the Company or any of its Subsidiaries to register any securities for sale under the Securities Act by reason of the filing of the Registration Statement with the Commission or the issuance and sale of the Shares to be sold by the Company hereunder or, to the best knowledge of the Company, the sale of the Shares to be sold by the Selling Stockholder hereunder.

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         (dd)     No Stabilization. The Company has not taken, directly or
indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Shares.

         (ee) Forward-Looking Statements. No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in the Registration Statement and the Prospectus has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

         (ff) Statistical and Market Data. Nothing has come to the attention of the Company that has caused the Company to believe that any statistical and market-related data included in the Registration Statement and the Prospectus is not based on or derived from sources that are reliable and accurate in all material respects.

         3. Representations and Warranties of the Selling Stockholder. The Selling Stockholder represents and warrants to each Underwriter that:

         (a) Required Consents; Authority. All consents, approvals, authorizations and orders necessary for the execution and delivery by the Selling Stockholder of this Agreement and any Pricing Agreement, and for the sale and delivery of the Shares to be sold by the Selling Stockholder hereunder and thereunder, have been obtained; and the Selling Stockholder has full right, power and authority to enter into this Agreement and any Pricing Agreement, and to sell, assign, transfer and deliver the Shares to be sold by the Selling Stockholder hereunder and thereunder; this Agreement has been duly authorized, executed and delivered by the Selling Stockholder.

         (b) No Conflicts. The execution, delivery and performance by the Selling Stockholder of this Agreement and any Pricing Agreement, the sale of the Shares to be sold by the Selling Stockholder and the consummation by the Selling Stockholder of the transactions herein contemplated will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Selling Stockholder pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Selling Stockholder is a party or by which the Selling Stockholder is bound or to which any of the property or assets of the Selling Stockholder is subject, (ii) result in any violation of the provisions of the charter or by-laws or similar organizational documents of the Selling Stockholder or (iii) result in the violation of any law or statute applicable to the Selling Stockholder or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory agency specifically naming the Selling Stockholder.

         (c) Title to Shares. The Selling Stockholder has good and valid title to the Shares to be sold by the Selling Stockholder hereunder, free and clear of all liens, encumbrances, equities or adverse claims; the Selling Stockholder will have, immediately prior to the Time of Delivery, good and valid title to the Shares to be sold by the Selling Stockholder, free and clear of all liens, encumbrances, equities or adverse claims; and, upon the Underwriters obtaining control of the Shares to be sold by the Selling Stockholder hereunder, and assuming the Underwriters purchased such Shares for value and without notice of any adverse claim to such Shares within the meaning of Section 8-102 of the Uniform Commercial Code, the Underwriters will have acquired all rights of the Selling Stockholder in such Shares free of any adverse claim, any lien in favor of the Company and any restrictions on transfer imposed by the Company.

         (d) No Stabilization. The Selling Stockholder has not taken, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Shares.

         (e) Registration Statement and Prospectus. Solely in respect of information regarding Nortel Networks Inc. and its affiliates (other than the Company and Subsidiaries of the Company), as of the applicable effective date of the Registration Statement and any amendment thereto, the Registration Statement did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; and, solely in respect of information regarding Nortel Networks Inc. and its affiliates (other than the Company and Subsidiaries of the Company), as of the applicable filing date of the Prospectus and any amendment or supplement thereto and as of each Time of Delivery, the Prospectus will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         4. Upon the execution of a Pricing Agreement applicable to any Designated Shares and authorization by the Representatives of the release of the Firm Shares, the several Underwriters propose to offer the Firm Shares for sale upon the terms and conditions set forth in the Prospectus as amended or supplemented. The Selling Stockholder may specify in the Pricing Agreement applicable to any Designated Shares that the Selling Stockholder thereby grants to the Underwriters the right (an "Additional Shares Option") to purchase at their election up to the number of Option Shares set forth in such Pricing Agreement, on the terms set forth in Section 1 above, for the sole purpose of covering sales of shares in excess of the number of Firm Shares. Any such election to purchase Option Shares may be exercised by written notice from the Representatives to the Selling Stockholder, given within a period specified in the Pricing Agreement, setting forth the aggregate number of Option Shares to be purchased and the date on which such Option Shares are to be delivered, as determined by the Representatives but in no event earlier than the First Time of Delivery (as defined in Section 5 hereof) or, unless the Representatives and the Selling Stockholder otherwise agree in writing, earlier than or later than the respective number of business days after the date of such notice set forth in such Pricing Agreement.

         The number of Option Shares to be added to the number of Firm Shares to be purchased by each Underwriter as set forth in the Pricing Agreement applicable to such Designated Shares shall be, in each case, the number of Option Shares which the Selling Stockholder has been advised by the Representatives have been attributed to such Underwriter; provided that, if the Selling Stockholder has not been so advised, the number of Option Shares to be so added shall be, in each case, that proportion of Option Shares which the number of Firm Shares to be purchased by such Underwriter under such Pricing Agreement bears to the aggregate number of

Firm Shares (rounded as the Representatives may determine to the nearest 100 shares). The total number of Designated Shares to be purchased by all the Underwriters pursuant to such Pricing Agreement shall be the aggregate number of Firm Shares set forth in such Pricing Agreement plus the aggregate number of Option Shares which the Underwriters elect to purchase. Notwithstanding anything herein to the contrary, the total Firm Shares and Option Shares cannot exceed 14,000,000 shares, which is the total number of shares of the Company owned by the Selling Stockholder as of the date of this Agreement.

         5. Certificates for the Firm Shares and the Option Shares to be purchased by each Underwriter pursuant to the Pricing Agreement relating thereto, in the form specified in such Pricing Agreement and in such authorized denominations and registered in such names as the Representatives may request upon at least forty-eight hours' prior notice to the Selling Stockholder, shall be delivered by or on behalf of the Selling Stockholder (and the Company agrees to use its commercially reasonable best efforts to cause its transfer agent to do everything necessary to cause the same to occur) to the Representatives for the account of such Underwriter, against payment by such Underwriter or on its behalf of the purchase price therefor by wire transfer of Federal (same-day) funds to the account specified by the Selling Stockholder to CIBC World Markets Corp. at least forty-eight hours in advance as specified in such Pricing Agreement, (i) with respect to the Firm Shares, all in the manner and at the place and time and date specified in such Pricing Agreement or at such other place and time and date as the Representatives, the Company and the Selling Stockholder may agree upon in writing, such time and date being herein called the "First Time of Delivery" and (ii) with respect to the Option Shares, if any, in the manner and at the time and date specified by the Representatives in the written notice given by the Representatives of the Underwriters' election to purchase such Option Shares, or at such other time and date as the Representatives, the Company and the Selling Stockholder may agree upon in writing, such time and date, if not the First Time of Delivery, herein called the "Second Time of Delivery". Each such time and date for delivery is herein called a "Time of Delivery".

         6. Further Agreements of the Company. The Company covenants and agrees with each Underwriter and the Selling Stockholder that:

         (a) Effectiveness of the Registration Statement. The Company will use its reasonable best efforts to maintain the effectiveness of the Registration Statement and, if required, will file the final Prospectus with the Commission within the time periods specified by Rule 424(b) and Rule 430A under the Securities Act and to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Shares; and the Company will furnish copies of the Prospectus to the Underwriters in New York City prior to 10:00 A.M., New York City time, on the second business day next succeeding the date of this Agreement in such quantities as the Representatives may reasonably request.

         (b) Delivery of Copies. The Company will deliver upon request, without charge, (i) to the Representatives, three signed copies of the Registration Statement as originally filed and each amendment thereto, in each case including all exhibits and consents filed therewith and documents incorporated by reference therein; and (ii) to each Underwriter (A) a conformed copy of the Registration Statement as originally filed and each amendment thereto (without exhibits) and (B) during the Prospectus Delivery Period, as many copies of the Prospectus (including all amendments and supplements thereto and documents incorporated by reference therein) as the Representatives may reasonably request. As used herein, the term "Prospectus Delivery Period" means such period of time after the first date of the public offering of the Shares as in the opinion of counsel for the Underwriters a prospectus relating to the Shares is required by law to be delivered in connection with sales of the Shares by any Underwriter or dealer.

         (c) Amendments or Supplements. Before filing any amendment or supplement to the Registration Statement or the Prospectus, whether before or after the time that the Registration Statement became effective, the Company will furnish to the Representatives, counsel for the Underwriters, the Selling Stockholder and counsel for the Selling Stockholder a copy of the proposed amendment or supplement for review and will not file any such proposed amendment or supplement to which the Representatives or the Selling Stockholder reasonably object.

         (d) Notice to the Representatives and the Selling Stockholder. The Company will advise the Representatives and the Selling Stockholder promptly, and confirm such advice in writing, (i) when the Registration Statement has become effective; (ii) when any amendment to the Registration Statement has been filed or becomes effective; (iii) when any supplement to the Prospectus or any amendment to the Prospectus has been filed; (iv) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or the receipt of any comments from the Commission relating to the Registration Statement or any other request by the Commission for any additional information; (v) of the issuance by the Commission of any order suspending the effectiveness of the Registration Statement or preventing or suspending the use of any Preliminary Prospectus or the Prospectus or the initiation or threatening of any proceeding for that purpose; (vi) of the occurrence of any event within the Prospectus Delivery Period as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing when the Prospectus is delivered to a purchaser, not misleading; and (vii) of the receipt by the Company of any notice with respect to any suspension of the qualification of the Shares for offer and sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and the Company will use its best efforts to prevent the issuance of any such order suspending the effectiveness of the Registration Statement, preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending any such qualification of the Shares and, if any such order is issued, will obtain as soon as possible the withdrawal thereof.

         (e) Ongoing Compliance of the Prospectus. If during the Prospectus Delivery Period (i) any event shall occur or condition shall exist as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances existing when the Prospectus is delivered to a purchaser, not misleading or (ii) it is necessary to amend or supplement the Prospectus to comply with law, the

Company will immediately notify the Underwriters and the Selling Stockholder thereof and forthwith prepare and, subject to paragraph (c) above, file with the Commission and furnish to the Underwriters and to such dealers as the Representatives may designate, such amendments or supplements to the Prospectus as may be necessary so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances existing when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus will comply with law.

         (f) Blue Sky Compliance. The Company will qualify the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Representatives shall reasonably request and will continue such qualifications in effect so long as required for distribution of the Shares; provided that the Company shall not be required to (i) qualify as a foreign corporation or other entity or as a dealer in securities in any such jurisdiction where it would not otherwise be required to so qualify, (ii) file any general consent to service of process in any such jurisdiction or (iii) subject itself to taxation in any such jurisdiction if it is not otherwise so subject.

         (g) Earning Statement. The Company will make generally available to its security holders and the Representatives as soon as practicable an earning statement that satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 of the Commission promulgated thereunder covering a period of at least twelve months beginning with the first fiscal quarter of the Company occurring after the "effective date" (as defined in Rule 158) of the Registration Statement.

         (h) Clear Market. For a period of sixty (60) days after the date of any Pricing Agreement, the Company will not (i) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of, directly or indirectly, any shares of Stock or any securities convertible into or exercisable or exchangeable for Stock or (ii) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Stock or such other securities, in cash or otherwise, without the prior written consent of the Representatives, other than the Shares to be sold hereunder, options issued by the Company under any existing employee benefit plans, or any shares of Stock of the Company (a) issued upon the exercise of options granted under existing employee benefit plans or pursuant to the Company's option exchange offer, (b) issued pursuant to any existing employee benefit plan, (c) issued in exchange for 4.5% convertible subordinated notes of the Company in transactions pursuant to ss.3(a)(9) of the Securities Act or upon conversion of such notes, (d) offered for sale by selling stockholders pursuant to that certain registration statement (File No. 333-82404), as amended, relating to shares of Stock issued pursuant to the terms of the Asset Purchase Agreement dated as of December 8, 2001, as amended, between the Company and Cadant, Inc. (or Rule 144 sales by such selling stockholders as an alternative thereto), (e) offered for sale by selling stockholders pursuant to that Registration Rights Agreement, dated as of October 29, 1996, between ANTEC Corporation (whose obligations under such agreement were assumed by the Company) and TCI TSX Inc. (now Liberty ANTC, Inc.), (f) issued upon the exercise of any options granted to former employees of Com21 Inc. in connection with the acquisition by the Company of Com21, (g) issued to former employees of Atoga Systems in connection with the Company's acquisition of certain assets of Atoga Systems, or (h) that may be offered or otherwise transferred or disposed of by the Company as allowed in any Pricing Agreement.

         (i) Use of Proceeds. The Company will not receive any of the net proceeds from the sale of the Shares, as described in the Prospectus under the heading "Use of Proceeds".

         (j) No Stabilization. The Company will not take, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Shares.

         (k) Exchange Listing. The Company will use its best efforts to ensure that the Shares may be listed and traded on the NASDAQ Stock Market, Inc.

         (l) Reports. During the Prospectus Delivery Period, the Company will furnish to the Representatives, as soon as they are available, copies of all reports or other communications (financial or other) furnished to holders of the Shares, and copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange or automatic quotation system.

         7. Further Agreements of the Selling Stockholder. The Selling Stockholder covenants and agrees with each Underwriter that:

         (a) Clear Market. For a period of sixty (60) days after the date of any Pricing Agreement, the Selling Stockholder will not (i) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of, directly or indirectly, any shares of Stock or any securities convertible into or exercisable or exchangeable for Stock other than as a bona fide gift or bona fide gifts; provided, however, that the recipient of such bona fide gift or gifts shall execute a copy of and be bound by the terms of, the lock-up agreement, substantially in the form of Exhibit A attached hereto, or (ii) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Stock or such other securities, in cash or otherwise or (iii) make any demand for or exercise any right with respect to the registration of any shares of Stock or any security convertible into or exercisable or exchangeable for Stock without the prior written consent of the Representatives, in each case other than (y) the Shares to be sold by the Selling Stockholder hereunder and (z) any shares of Stock sold by the Selling Stockholder to the Company.

         (b) No Stabilization. It will not take, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Shares.

         (c) Tax Form. It will deliver to the Representatives prior to or at the First Time of Delivery a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by the Treasury Department regulations in lieu thereof) in order to facilitate the Underwriters' documentation of their compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibility Act of 1982 with respect to the transactions herein contemplated.

         8. Conditions of Underwriters' Obligations. The obligation of the Underwriters of any Designated Shares under any Pricing Agreement relating to such Designated Shares shall be subject to the performance by the Company and the Selling Stockholder of their respective covenants and other obligations hereunder and thereunder to be performed and to the following additional conditions:

         (a) Registration Compliance; No Stop Order. The Registration Statement (or if a post-effective amendment thereto is required to be filed under the Securities Act, such post-effective amendment) shall have become effective, and the Representatives shall have received notice thereof, not later than 5:00 P.M., New York City time, on the date hereof; no order suspending the effectiveness of the Registration Statement shall be in effect, and no proceeding for such purpose shall be pending before or threatened by the Commission; the Prospectus shall have been timely filed with the Commission under the Securities Act and in accordance with Section 6(a) hereof; and all requests by the Commission for additional information shall have been complied with to the reasonable satisfaction of the Representatives.

         (b) Representations and Warranties. The respective representations and warranties of the Company and the Selling Stockholder contained or incorporated by reference in the Pricing Agreement relating to such Designated Shares are, at and as of each Time of Delivery for such Designated Shares, true and correct; and the statements of the Company and its officers and of the Selling Stockholder made in any certificates delivered pursuant to this Agreement shall be true and correct at and as of each Time of Delivery for such Designated Shares.

         (c) No Material Adverse Change or Ratings Agency Change. Subsequent to the execution and delivery of this Agreement (i) no event or condition of a type described in Section 2(e) hereof shall have occurred or shall exist, which event or condition is not described in the Prospectus (excluding any amendment or supplement thereto) and the effect of which in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Shares at any Time of Delivery for such Designated Shares, on the terms and in the manner contemplated by this Agreement, such Pricing Agreement and the Prospectus; and (ii) there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any securities of the Company or any of its Subsidiaries by any "nationally recognized statistical rating organization" as such term is defined for purposes of Rule 436(g)(2) under the Securities Act.

         (d) Officers' Certificates. The Representatives and, in the case of clause (i) below, the Selling Stockholder, shall have received at each Time of Delivery, a certificate: (i) of the chief financial officer of the Company and one additional senior executive officer of the Company who is satisfactory to the Representatives and the Selling Stockholder (A) confirming that such officers have carefully reviewed the Registration Statement and the Prospectus and, to the best knowledge of such officers, the representation of the Company set forth in Section 2(b) hereof is true and correct, (B) confirming that the other representations and warranties of the Company in this Agreement are true and correct and that the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to such Time of Delivery and (C) to the effect set forth in paragraphs
(a) and (c) above and (ii) of the Selling Stockholder, in form and substance reasonably satisfactory to the Representatives, (A) confirming that the representation of the Selling Stockholder set forth in Section 3(e) hereof is true and correct and (B) confirming that the other representations and warranties of the Selling Stockholder in this Agreement are true and correct and that the Selling Stockholder has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to such Time of Delivery.

         (e) Comfort Letters. On the date of this Agreement, on the effective date of any post-effective amendment to the Registration Statement filed subsequent to the date of this Agreement, on the date of the Pricing Agreement for such Designated Shares and at each Time of Delivery for such Designated Shares, Ernst & Young LLP shall have furnished to the Representatives and the Selling Stockholder, at the request of the Company, letters, dated the respective dates of delivery thereof and addressed to the Underwriters and the Selling Stockholder, in form and substance reasonably satisfactory to the Representatives and the Selling Stockholder, containing statements and information of the type customarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained or incorporated by reference in the Registration Statement and the Prospectus; provided, that the letter delivered on each above-specified date shall use a "cut-off" date no more than three business days prior to the date giving rise to the obligation to provide such a letter.

         (f) Opinion of Counsel for the Company. Troutman Sanders LLP, counsel for the Company, shall have furnished to the Representatives and the Selling Stockholder, at the request of the Company, their written opinion, dated each Time of Delivery, and addressed to the Underwriters and the Selling Stockholder, in form and substance reasonably satisfactory to the Representatives and the Selling Stockholder, to the effect set forth in Annex C hereto.

         (g) Opinion of Counsel for the Selling Stockholder. In-house counsel for the Selling Stockholder shall have furnished to the Representatives, at the request of the Selling Stockholder, their written opinion, dated each Time of Delivery, and addressed to the Underwriters, in form and substance reasonably satisfactory to the Representatives, to the effect set forth in Annex D hereto.

         (h) Opinion of Counsel for the Underwriters. The Representatives shall have received, dated each Time of Delivery, an opinion of Cahill Gordon & Reindel LLP, counsel for the Underwriters, with respect to such matters as the Representatives may reasonably request, and such counsel shall have received such documents and information as they may reasonably request to enable them to pass upon such matters.

         (i) No Legal Impediment to Issuance. No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority that would, as of the date of the Pricing Agreement for such Designated Shares and at each Time of Delivery for such Designated Shares, prevent the issuance or sale of the Shares; and no injunction or order of any federal, state or foreign court shall have been issued that would, as of the date of the Pricing Agreement for such Designated Shares and at each Time of Delivery for such Designated Shares, prevent the issuance or sale of the Shares.

         (j) Good Standing. The Representatives shall have received on and as of the date of the Pricing Agreement for such Designated Shares and at each Time of Delivery for such Designated Shares, satisfactory evidence of the good standing of the Company and its Significant Subsidiaries in their respective jurisdictions of organization and their good standing as foreign entities in such other jurisdictions as the Representatives may reasonably request, in each case in writing or any standard form of telecommunication from the appropriate Governmental Authorities of such jurisdictions.

         (k) Exchange Listing. The Shares to be delivered at such Time of Delivery shall have been approved for listing and trading on the NASDAQ Stock Market, Inc.

         (l) Additional Documents. On or prior to each Time of Delivery, the Company and the Selling Stockholder shall have furnished to the Representatives such further certificates and documents as the Representatives may reasonably request.

         All opinions, letters, certificates and evidence mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Underwriters.

         9.       Indemnification and Contribution.

         (a) Indemnification of the Underwriters by the Company. The Company agrees to indemnify and hold harmless each Underwriter, its affiliates, directors and officers and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, the reasonable legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred), joint or several, that arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus (or any amendment or supplement thereto) or any Preliminary Prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except insofar as such losses, claims, damages or liabilities arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use therein, it being understood and agreed that the only such information furnished by any

Underwriter consists of the information described as such in subsection (c) below, provided, that the Company shall not be liable to any Underwriter under this Section 9(a) with respect to any Preliminary Prospectus to the extent that any such loss, claim, damage or liability of such Underwriter results from the fact that such Underwriter sold the Shares to a person as to whom it shall be established that there was not sent or given, at or prior to written confirmation of such sale, a copy of the Prospectus or of the Prospectus as then amended or supplemented in any case where such delivery is required by the Securities Act if the Company previously furnished copies thereof in the quantity requested in accordance with Section 6(b) hereof to such Underwriter and if such untrue statement or omission or alleged untrue statement or omission made in such Preliminary Prospectus is eliminated or remedied in the Prospectus (or in the Prospectus as amended or supplemented if the Company shall have furnished any amendments or supplements thereto).

         (b) Indemnification of the Underwriters by the Selling Stockholder. The Selling Stockholder agrees to indemnify and hold harmless each Underwriter, its affiliates, directors and officers and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, to the same extent as the indemnity set forth in paragraph (a) above, but only with respect to any losses, claims, damages or liabilities that arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to the Selling Stockholder furnished to the Company in writing by the Selling Stockholder expressly for use in the Registration Statement and the Prospectus (or any amendment or supplement thereto) or any Preliminary Prospectus, provided, that the Selling Stockholder shall not be liable to any Underwriter under this Section 9(b) with respect to any Preliminary Prospectus to the extent that any such loss, claim, damage or liability of such Underwriter results from the fact that such Underwriter sold the Shares to a person as to whom it shall be established that there was not sent or given, at or prior to written confirmation of such sale, a copy of the Prospectus or of the Prospectus as then amended or supplemented in any case where such delivery is required by the Securities Act if the Company previously furnished copies thereof in the quantity requested in accordance with Section 6(b) hereof to such Underwriter and if such untrue statement or omission or alleged untrue statement or omission made in such Preliminary Prospectus is eliminated or remedied in the Prospectus (or in the Prospectus as amended or supplemented if the Company shall have furnished any amendments or supplements thereto).

         Nothing contained in this Agreement shall be construed to abrogate or in any way limit the Company's indemnification obligations under that certain Registration Rights Agreement dated as of August 3, 2001, as amended from time to time, between the Selling Stockholder and the Company (the "Nortel Networks Registration Rights Agreement").

         (c) Indemnification of the Company and the Selling Stockholder. Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and the Selling Stockholder to the same extent as the indemnity set forth in paragraph
(a) above, but only with respect to any losses, claims, damages or liabilities that arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to such Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in the Registration Statement and the Prospectus (or any amendment or supplement thereto) or any Preliminary Prospectus, it being understood and agreed upon that the only such information furnished by any Underwriter consists of the following information in the Prospectus furnished on behalf of each Underwriter: the information contained in the second, third and eighth paragraphs under the caption "Underwriting".

         (d) Notice and Procedures. If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnification may be sought pursuant to the preceding paragraphs of this Section 9, such person (the "Indemnified Person") shall promptly notify the person against whom such indemnification may be sought (the "Indemnifying Person") in writing; provided that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have under this Section 9 except to the extent that it has been actually prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided, further, that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have to an Indemnified Person otherwise than under this Section 9. If any such proceeding shall be brought or asserted against an Indemnified Person and it shall have notified the Indemnifying Person thereof, the Indemnifying Person shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others entitled to indemnification pursuant to this Section 9 that the Indemnifying Person may designate in such proceeding and shall pay the fees and expenses of such counsel related to such proceeding, as incurred. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary; (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person; (iii) the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to the Indemnifying Person; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood and agreed that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be paid or reimbursed as they are incurred. Any such separate firm for any Underwriter, its affiliates, directors and officers and any control persons of such Underwriter shall be designated in writing by CIBC World Markets Corp., any such separate firm for the Company, its directors, its officers who signed the Registration Statement and any control persons of the Company shall be designated in writing by the Company and any such separate firm for the Selling Stockholder shall be designated by the Selling Stockholder. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify each Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested that an Indemnifying Person reimburse the Indemnified Person for fees and expenses of counsel as contemplated by this paragraph, the Indemnifying Person shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 90 days after receipt by the Indemnifying Person of such request (ii) the Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement and (iii) such Indemnified Person shall have given the Indemnifying Person at least 30 days' prior notice of its intention to settle. No Indemnifying Person shall, without the written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnification could have been sought hereunder by such Indemnified Person, unless such settlement (x) includes an unconditional release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and (y) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person.

         (e) Contribution. If the indemnification provided for in paragraphs (a), (b) and (c) above is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholder on the one hand and the Underwriters on the other from the offering of the Shares or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of the Company and the Selling Stockholder on the one hand and the Underwriters on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholder on the one hand and the Underwriters on the other shall be deemed to be in the same respective proportions as the net proceeds (before deducting expenses) received by the Company and the Selling Stockholder from the sale of the Shares and the total underwriting discounts and commissions received by the Underwriters in connection therewith, in each case as set forth in the table on the cover of the Prospectus, bear to the aggregate offering price of the Shares. The relative fault of the Company and the Selling Stockholder on the one hand and the Underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Selling Stockholder or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         (f) Limitation on Liability. The Company, the Selling Stockholder and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Selling Stockholder or the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (e) above. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in paragraph (e) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Person in connection with any such action or claim. Notwithstanding the provisions of this
Section 9, in no event shall an Underwriter be required to contribute any amount in excess of the amount by which the total underwriting discounts and commissions received by such Underwriter with respect to the offering of the Shares exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. Notwithstanding anything to the contrary in this
Section 9, in no event shall the Selling Stockholder be required to pay to the Underwriters any amount in excess of the net proceeds of the offering of the Shares received by the Selling Stockholder. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 9 are several in proportion to their respective purchase obligations hereunder and not joint.

         (g)      Non-Exclusive Remedies. The remedies provided for in this
Section 9 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any Indemnified Person at law or in equity.

         10. Effectiveness of Agreement. This Agreement shall become effective upon the later of (i) the execution and delivery hereof by the parties hereto and (ii) receipt by the Company and the Representatives of notice of the effectiveness of the Registration Statement (or, if applicable, any post-effective amendment thereto).

         11. Termination. This Agreement may be terminated in the absolute discretion of the Representatives, by notice to the Company and the Selling Stockholder, if after the execution and delivery of this Agreement and prior to the Time of Delivery covering the last of the Designated Shares (i) trading generally shall have been suspended or materially limited on or by any of the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers, Inc., the Chicago Board Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade; (ii) trading of any securities issued or guaranteed by the Company shall have been suspended on any exchange or in any over-the-counter market; (iii) a general moratorium on commercial banking activities shall have been declared by federal or New York State authorities; or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis, either within or outside the United States, that, in the judgment of the Representatives, is material and adverse and makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Shares at the Time of Delivery on the terms and in the manner contemplated by this Agreement and the Prospectus.

         12. Defaulting Underwriter. (a) If any Underwriter shall default in its obligation to purchase the Firm Shares or Option Shares which it has agreed to purchase hereunder under the Pricing Agreement relating to such Shares, the non-defaulting Underwriters may in their discretion arrange for themselves or another party or other parties to purchase such Shares on the terms contained herein. If, within 36 hours after any such default by any Underwriter, they do not arrange for the purchase of such Shares, then the Selling Stockholder shall be entitled to a further period of 36 hours within which to procure other persons satisfactory to the non-defaulting Underwriters to purchase such Shares on such terms. If other persons become obligated or agree to purchase the Shares of a defaulting Underwriter, either the non-defaulting Underwriters or the Company and the Selling Stockholder may postpone such Time of Delivery for up to five full business days in order to effect any changes that in the opinion of counsel for the Company, counsel for the Selling Stockholder or counsel for the Underwriters may be necessary in the Registration Statement and the Prospectus or in any other document or arrangement, and the Company agrees to promptly prepare any amendment or supplement to the Registration Statement and the Prospectus that effects any such changes. As used in this Agreement, the term "Underwriter" includes, for all purposes of this Agreement unless the context otherwise requires, any person not listed in Schedule I to an applicable Pricing Agreement that, pursuant to this Section 12, purchases Shares that a defaulting Underwriter agreed but failed to purchase.

         (b) If, after giving effect to any arrangements for the purchase of the Firm Shares or Option Shares, as the case may be, of a defaulting Underwriter or Underwriters by the non-defaulting Underwriters and the Selling Stockholder as provided in paragraph (a) above, the aggregate number of Shares that remain unpurchased does not exceed one-eleventh of the aggregate number of Firm Shares or Option Shares to be purchased at such Time of Delivery, then the Selling Stockholder shall have the right to require each non-defaulting Underwriter to purchase the number of Firm Shares or Option Shares, as the case may be, that such Underwriter agreed to purchase under such Pricing Agreement and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Shares that such Underwriter agreed to purchase under such Pricing Agreement) of the Firm Shares or Option Shares, as the case may be, of such defaulting Underwriter or Underwriters for which such arrangements have not been made.

         (c) If, after giving effect to any arrangements for the purchase of the Firm Shares or Option Shares, as the case may be, of a defaulting Underwriter or Underwriters by the non-defaulting Underwriters and the Selling Stockholder as provided in paragraph (a) above, the aggregate number of Shares that remain unpurchased exceeds one-eleventh of the aggregate amount of Shares to be purchased at such Time of Delivery, or if the Selling Stockholder shall not exercise the right described in paragraph (b) above, then the Pricing Agreement relating to such Firm Shares or the Additional Shares Option relating to such Option Shares, as the case may be, shall terminate without liability on the part of the non-defaulting Underwriters. Any termination of this Agreement pursuant to this Section 12 shall be without liability on the part of the Company and the Selling Stockholder, except that the Company will continue to be liable for the payment of expenses as set forth in Section 13 hereof and except that the provisions of Section 9 hereof shall not terminate and shall remain in effect.

         (d) Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to the Company, the Selling Stockholder or any non-defaulting Underwriter for damages caused by its default.

         13. Payment of Expenses. (a) Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Company will pay or cause to be paid all costs and expenses incident to the performance of its obligations hereunder, including without limitation, (i) the costs incident to the authorization, issuance, sale, preparation and delivery of the Shares and any taxes payable in that connection; (ii) the costs incident to the preparation, printing and filing under the Securities Act of the Registration Statement, the Preliminary Prospectus and the Prospectus (including all exhibits, amendments and supplements thereto) and the distribution thereof;
(iii) the costs of reproducing and distributing this Agreement and related documentation (such as certificates and closing documentation); (iv) the fees and expenses of the Company's counsel and independent accountants; (v) the fees and expenses incurred in connection with the registration or qualification and determination of eligibility for investment of the Shares under the laws of such jurisdictions as the Representatives may designate and the preparation, printing and distribution of a Blue Sky Memorandum, if necessary (including the related fees and expenses of counsel for the Underwriters); (vi) the cost of preparing stock certificates; (vii) the costs and charges of any transfer agent and any registrar; (viii) all expenses and application fees incurred in connection with any filing with, and clearance of the offering by, the National Association of Securities Dealers, Inc.; (ix) all expenses incurred by the Company in connection with any "road show" presentation to potential investors; and (x) all expenses and application fees related to the listing of the Shares on the NASDAQ Stock Market, Inc. Notwithstanding the foregoing, all transfer taxes, brokerage commissions and underwriters' discounts attributable to the Shares and any out-of-pocket expenses of the Selling Stockholder (except as expressly contemplated by the Nortel Networks Registration Rights Agreement) shall be for the account of the Selling Stockholder.

         (b) If this Agreement is terminated pursuant to Section 11 (or other than solely by reason of any failure to perform or breach of any provision of this Agreement by the Selling Stockholder), the Company agrees to reimburse the Underwriters for all out-of-pocket costs and expenses (including the fees and expenses of their counsel) reasonably incurred by the Underwriters in connection with this Agreement and the offering contemplated hereby.

         (c) If (i) the Selling Stockholder for any reason fails to tender the Shares for delivery to the Underwriters or (ii) the Underwriters decline to purchase the Shares solely by reason of any failure to perform or breach of any provision of this Agreement by the Selling Stockholder, the Selling Stockholder agrees to reimburse the Underwriters for all out-of-pocket costs and expenses (including the fees and expenses of their counsel) reasonably incurred by the Underwriters in connection with this Agreement and the offering contemplated hereby.

         14. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and any controlling persons referred to in Section 9 hereof. Nothing in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein. No purchaser of Shares from any Underwriter shall be deemed to be a successor merely by reason of such purchase.

         15. Survival. The respective indemnities, rights of contribution, representations, warranties and agreements of the Company, the Selling Stockholder and the Underwriters contained in this Agreement or made by or on behalf of the Company, the Selling Stockholder or the Underwriters pursuant to this Agreement or any certificate delivered pursuant hereto shall survive the delivery of and payment for the Shares and shall remain in full force and effect, regardless of any termination of this Agreement or any investigation made by or on behalf of the Company, the Selling Stockholder or the Underwriters.

         16. Certain Defined Terms. For purposes of this Agreement, (a) except where otherwise expressly provided, the term "affiliate" has the meaning set forth in Rule 405 under the Securities Act; (b) the term "business day" means any day other than a day on which banks are permitted or required to be closed in New York City; and (c) the term "subsidiary" has the meaning set forth in Rule 405 under the Securities Act.

         17. Miscellaneous. (a) Authority of the Representatives. Any action by the Underwriters hereunder may be taken by the Representatives on behalf of the Underwriters, and any such action taken by the Representatives shall be binding upon the Underwriters.

         (b) Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted and confirmed by any standard form of telecommunication. Notices (i) to the Underwriters shall be given to the Representatives at: CIBC World Markets Corp., 425 Lexington Avenue, New York, New York 10017 (fax:212-667-6140),
Attention: Equity Capital Markets; (ii) to the Company shall be given to it at Arris Group, Inc., 11450 Technology Circle, Duluth, Georgia 30097 (Fax:
678-473-8470); Attention: Chief Financial Officer; and (iii) to the Selling Stockholder shall be given to it at 2221 Lakeside Blvd, Richardson, Texas 75082-4399 (Fax: 972-685-3405), Attention: Robert Fishman, Esq., with a copy to 8200 Dixie Road, Suite 100, Brampton, Ontario, Canada L6T 5P6 (Fax:
905-863-8386), Attention: Corporate Secretary.

         (c) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

         (d) Counterparts. This Agreement may be signed in counterparts (which may include counterparts delivered by any standard form of telecommunication), each of which shall be an original and all of which together shall constitute one and the same instrument.

         (e) Amendments or Waivers. No amendment or waiver of any provision of this Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.

         (f) Headings. The headings herein are included for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

                         [Signatures on following page]

         If the foregoing is in accordance with your understanding, please indicate your acceptance of this Underwriting Agreement by signing in the space provided below.

                                        Very truly yours,

                                        ARRIS GROUP, INC.


                                        By: /s/ Lawrence A. Margolis
                                           -------------------------------
                                           Name: Lawrence A. Margolis
                                           Title: Executive Vice President
                                                  and Chief Financial Officer


                                        NORTEL NETWORKS INC.


                                        By: /s/ Arno Nadolny
                                           -------------------------------
                                           Name: Arno Nadolny
                                           Title: Attorney-in-Fact

Accepted as of the date first written above.

CIBC WORLD MARKETS CORP.
         For itself and as Representative of the Several
         Underwriters named in the respective
         Pricing Agreements described above


CIBC WORLD MARKETS CORP.


By: /s/ Andrew MacInnes
    ----------------------------------------
         Authorized Signatory

                                                                         ANNEX A

                                Pricing Agreement



                                                             [Month, date], 2003

CIBC World Markets Corp.
425 Lexington Avenue
New York, New York  10017

Ladies and Gentlemen:

         Nortel Networks Inc., as the selling stockholder (the "SELLING STOCKHOLDER") of shares of Common Stock of Arris Group, Inc., a Delaware corporation (the "COMPANY"), proposes, subject to the terms and conditions stated herein and in the Underwriting Agreement dated November 24, 2003 (the "UNDERWRITING AGREEMENT") attached hereto, to sell to the Underwriter named in
Schedule I hereto (the "UNDERWRITER") the Shares specified in Schedule II hereto (the "DESIGNATED SHARES" consisting of Firm Shares only). Each of the provisions of the Underwriting Agreement is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein; and each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Pricing Agreement. Each reference to the Representatives in the provisions of the Underwriting Agreement so incorporated by reference shall be deemed to refer to you. Unless otherwise defined herein, terms defined in the Underwriting Agreement are used herein as therein defined.

         An amendment to the Registration Statement, or a supplement to the Prospectus, as the case may be, relating to the Designated Shares, in the form heretofore delivered to you is now proposed to be filed with the Commission.

         Subject to the terms and conditions set forth herein and in the Underwriting Agreement incorporated herein by reference, the Selling Stockholder agrees to sell to the Underwriter, and the Underwriter agrees to purchase from the Selling Stockholder, at the time and place and at the purchase price to the Underwriter set forth in Schedule II hereto, the number of Firm Shares set forth opposite the name of the Underwriter in Schedule I hereto.

         If the foregoing is in accordance with your understanding, please sign and return to us six counterparts hereof, and upon acceptance hereof by you, this letter and such acceptance hereof, including the provisions of the Underwriting Agreement incorporated herein by reference, shall constitute a binding agreement among the Underwriter, the Selling Stockholder and the Company.


                                            Very truly yours,

                                            Arris Group, Inc.


                                            By:
                                               -------------------------------
                                               Name: Lawrence A. Margolis
                                               Title: Executive Vice President
                                               and Chief Financial Officer

         This Pricing Agreement has been duly authorized, executed and delivered by Nortel Networks Inc. as of the date first written above.


                                            Nortel Networks Inc.




                                            By:
                                               -------------------------------
                                               Name: Arno Nadolny
                                               Title: Attorney-in-Fact

Accepted as of the date first written above.

CIBC World Markets Corp.


By:
       -------------------------------------
       Name: Andrew MacInnes
       Title: Managing Director

                    [FORM OF] SCHEDULE I TO PRICING AGREEMENT


                                                                                NUMBER OF
                                                                               FIRM SHARES
      UNDERWRITER                                                            TO BE PURCHASED
      -----------                                                            ---------------
      CIBC World Markets Corp............................................
      [other underwriters, if any].......................................
                                                                              ----------------
                                                                              [              ]


                   [FORM OF] SCHEDULE II TO PRICING AGREEMENT



TITLE OF DESIGNATED SHARES:

         Common Stock


NUMBER OF DESIGNATED SHARES:

         Number of Firm Shares:  [   ]

         Maximum Number of Option Shares:  [   ]


INITIAL OFFERING PRICE TO PUBLIC:

         At prevailing market prices [or specify price]


PURCHASE PRICE BY UNDERWRITERS:

         $[   ] per Share


FORM OF DESIGNATED SHARES:

         Definitive form, to be made available for checking at least twenty-four hours prior to the Time of Delivery at the office of The Depository Trust Company or its designated custodian


SPECIFIED FUNDS FOR PAYMENT OF PURCHASE PRICE:

         Federal (same-day) funds


BLACKOUT PROVISIONS:

         During the period beginning from the date hereof and continuing to and including the date 60 days after the date of this Agreement, the Selling Stockholder agrees not to offer, sell contract to sell or otherwise dispose of, except as provided in the Underwriting Agreement and hereunder, any securities of the Company that are substantially similar to the Shares, including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive, Shares or any such substantially similar securities without the Underwriter's prior written consent.

         During the period beginning from the date hereof and continuing to and including the date 60 days after the date of this Agreement, the Company agrees not to offer, sell, contract to sell or otherwise dispose of, except as provided in the Underwriting Agreement and hereunder, any securities of the Company that are substantially similar to the Shares, including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive, Shares or any such substantially similar securities (other than (x) pursuant to employee stock option plans existing on, or upon the conversion or exchange of convertible or exchangeable securities outstanding as of, the date of this Agreement (y) any securities of the Company issued in connection with an acquisition of any business or corporation, partnership, association or other business organization or division thereof), without the prior written consent of the Underwriter.


TIME OF DELIVERY:

         9:00 a.m. (New York City time), [Month, date], 2003


CLOSING LOCATION:

         Cahill Gordon & Reindel LLP
         80 Pine Street
         New York, New York 10005


NAMES AND ADDRESS OF UNDERWRITER:

         CIBC World Markets Corp.
         425 Lexington Avenue
         New York, New York  10017


ADDRESS FOR NOTICES, ETC.:

         CIBC World Markets Corp.
         425 Lexington Avenue
         New York, New York  10017
         Attn: Equity Capital Markets

                  with a copy to:

         Cahill Gordon & Reindel LLP
         80 Pine Street
         New York, New York 10005
         Attn:  Roger Meltzer, Esq.

                                                                         ANNEX B


                     Schedule of Subsidiaries of the Company



Arris Interactive L.L.C.
Arris International, Inc.
Keptel, Inc.
Keptel de Mexico SA de CV
ANTEC Latin America, Inc. Sucursal Argentina
Texscan Corporation
Antec International Corporation
ANTEC Europe Limited
Texscan de Mexico, S.A., de C.V.
Electronic Connector Corporation of Illinois
Communicaciones Broadband S.A. de C.V.
Power Guard, Inc.
Electronic System Products, Inc.
ANTEC Foreign Sales Corporation
ANTEC Asset Management Company
ANTEC Licensing Company
Arris International Iberia, S.L.
ANTEC do Brasil LTDA
Arris International Netherlands BV
Arris Communications Ireland Limited

                                                                         ANNEX C


                  [Form of Opinion of Counsel for the Company]


         (a) We have been verbally informed by a representative of the Commission's staff that the Registration Statement was declared effective under the Securities Act as of August 4, 2003 at 12:00 p.m. and, to the best of our knowledge, no order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose is pending or, to the best knowledge of such counsel, threatened by the Commission.

         (b) The Registration Statement and the Prospectus (other than the financial statements and related schedules therein, and other financial and statistical information contained or incorporated by reference therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Securities Act.

         (c) The Company and each of its Subsidiaries listed on Schedule A hereto (the "Material Subsidiaries") have been duly organized and are validly existing and in good standing under the laws of their respective jurisdictions of organization and have all power and authority necessary to own or hold their respective properties and to conduct their businesses as described in the Registration Statement and Prospectus. The Company and Arris International, Inc. are duly qualified to do business in Georgia. In rendering this opinion regarding good standing, we have relied solely on good standing certificates of the Company and the Material Subsidiaries.

         (d) The authorized capital stock of the Company is as set forth in the Prospectus under the caption "Description of Capital Stock." All the outstanding shares of capital stock of the Company's Common Stock (including the Shares to be sold by the Selling Stockholder) have been duly and validly authorized and issued and are fully paid and non-assessable; all the outstanding shares of capital stock or other equity interests of each Material Subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable.

         (e) The Company has full right, power and authority to execute and deliver the Underwriting Agreement and to perform its obligations thereunder; and the Underwriting Agreement has been duly authorized, executed and delivered by the Company.

         (f) Neither the Company nor any of its Material Subsidiaries is in violation of its charter or by-laws or similar organizational documents as a result of the ownership of their respective properties or the conduct of their respective businesses as described in the Registration Statement and Prospectus.

         (g) The execution, delivery and performance by the Company of the Underwriting Agreement, and compliance by the Company with the terms of, and the consummation of the transactions contemplated by, the Underwriting Agreement will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its Material Subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument filed or incorporated by reference as an exhibit to the Company's Form 10-K for the year ended [insert most recent fiscal year end for which a 10-K has been filed], the Company's 10-Q(s) for the quarter(s) ended [insert each of the fiscal quarter ends for which a 10-Q has been filed that cover periods after the most recent 10-K] or the Forms 8-K filed by the Company since [insert most recent fiscal year end for which a 10-K has been filed]; (ii) to the knowledge of such counsel, result in any violation of the provisions of the charter or by-laws or similar organizational documents of the Company or any of its Material Subsidiaries or (iii) result in the violation of any federal or Georgia statute, the Delaware General Corporation Law or the Delaware Limited Liability Company Act or any rule or regulation that has been issued pursuant to any federal or Georgia statute, the Delaware General Corporation Law or the Delaware Limited Liability Company Act or, to the best of our knowledge, any order issued pursuant to any federal or Georgia statute, the Delaware General Corporation Law or the Delaware Limited Liability Company Act by any court or regulatory authority having jurisdiction over the Company or any of its Subsidiaries.

         (h) No consent, approval, authorization, order, registration or qualification of or with any court or arbitrator or governmental or regulatory authority is required for the execution, delivery and performance by the Company of the Underwriting Agreement and compliance by the Company with the terms thereof and the consummation of the transactions contemplated by the Underwriting Agreement, except for those that have been obtained or made prior to the date hereof and except for the registration of the Shares under the Securities Act and such consents, approvals, authorizations, orders and registrations or qualifications as may be required under applicable state securities laws in connection with the purchase and distribution of the Shares by the Underwriters.

         (i) To the best knowledge of such counsel, except as described in the Prospectus, there are no legal, governmental or regulatory investigations, actions, suits or proceedings pending to which the Company or any of its Subsidiaries is a party or to which any property of the Company or any of its Subsidiaries is the subject which, individually or in the aggregate, if determined adversely to the Company or any of its Subsidiaries, could reasonably be expected to have a Material Adverse Effect; and to the best knowledge of such counsel, no such investigations, actions, suits or proceedings are threatened or contemplated by any governmental or regulatory authority or threatened by others.

         (j) The descriptions in the Prospectus of statutes, legal, governmental and regulatory proceedings and contracts and other documents are accurate in all material respects; the statements made in the Prospectus under the heading "Description of Capital Stock", in the Prospectus incorporated by reference from the Company's Registration Statement on Form 8-A filed on August 3, 2001, as amended by the Company's Registration Statement on Form 8-A/A filed on August 7, 2001, including any amendments or reports filed by the Company for the purpose of updating such descriptions; in the Prospectus incorporated by reference from the Company's Registration Statement on Form 8-A/A filed on October 3, 2002, including any amendments or reports filed for the purpose of updating such description; and in the Registration Statement in item 15, to the extent that they constitute summaries of the terms of stock, matters of law or regulation or legal conclusions, fairly summarize the matters described therein in all material respects; and, to the best knowledge of such counsel, (A) there are no current or pending legal, governmental or regulatory actions, suits or proceedings that are required under the Securities Act to be described in the Prospectus and that are not so described and (B) there are no statutes, regulations or contracts and other documents that are required under the Securities Act to be filed as exhibits to the Registration Statement or described in the Prospectus and that have not been so filed or described.

         (k) The documents incorporated by reference under the heading "Documents Incorporated By Reference" in the Prospectus or any further amendment or supplement thereto made by the Company prior to the Time of Delivery, (other than the financial statements and related schedules therein, and any other financial, statistical or market information, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder.

         (l) The Company is not and, after giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company" or an entity "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder (collectively, "Investment Company Act").

         Such counsel shall also state that they have participated in conferences with representatives of the Company and with representatives of its independent accountants and counsel at which conferences the contents of the Registration Statement and the Prospectus and any amendment and supplement thereto and related matters were discussed and, although such counsel assume no responsibility for the accuracy, completeness or fairness of the Registration Statement, the Prospectus and any amendment or supplement thereto (except as expressly provided above), on the basis of the foregoing, nothing has come to the attention of such counsel to cause such counsel to believe that the Registration Statement, at the time of its effective date (including the information, if any, deemed pursuant to Rule 430A to be part of the Registration Statement at the time of effectiveness), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus or any amendment or supplement thereto as of its date and the Time of Delivery contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (other than the financial statements and other financial information or any statistical or market data contained therein, as to which such counsel need express no belief).

         In rendering such opinion, such counsel may rely as to matters of fact on certificates of responsible officers of the Company and public officials that are furnished to the Underwriters.

         The opinion of Troutman Sanders described above shall be rendered to the Underwriters at the request of the Company and shall so state therein.

                                                                         ANNEX D


                         [Form of Opinion of Counsel For
                            The Selling Stockholder]


         (a) The Underwriting Agreement has been duly authorized, executed and delivered by the Selling Stockholder.

         (b) The Selling Stockholder is the record and lawful owner of all of the Shares to be sold by the Selling Stockholder and has legal and valid title to such Shares, and upon the Underwriters obtaining control of the Shares to be sold by the Selling Stockholder pursuant to the Underwriting Agreement, and assuming the Underwriters purchased such Shares for value and without notice of any adverse claim to such Shares within the meaning of Section 8-102 of the Uniform Commercial Code, the Underwriters will have acquired all rights of the Selling Stockholder in such Shares free of any adverse claim, any lien in favor of the Company and any restrictions on transfer imposed by the Company.

         (c) The sale of the Shares and the execution and delivery by the Selling Stockholder of, and the performance by the Selling Stockholder of its obligations under, the Underwriting Agreement, and the consummation of the transactions contemplated therein, (i) have been duly authorized on the part of the Selling Stockholder, and (ii) will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument known to such counsel to which the Selling Stockholder is a party or by which the Selling Stockholder is bound or to which any of the property or assets of the Selling Stockholder is subject, nor will any such action result in any violation of the provisions of the charter or by-laws or similar organizational documents of the Selling Stockholder or any applicable U.S. Federal law or statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Selling Stockholder or any of its properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the sale of the Shares or the consummation by the Selling Stockholder of the transactions contemplated by the Underwriting Agreement, except such consents, approvals, authorizations, registrations or qualifications as have been obtained under the Securities Act and as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters.

         The opinion of counsel described above shall be rendered to the Underwriters at the request of the Selling Stockholder and shall so state therein.

                                                                       EXHIBIT A


                           [FORM OF] LOCK-UP AGREEMENT

                                                              [Month Date], 2003

CIBC World Markets Corp.
425 Lexington Avenue
New York, New York  10017

                        Re: Arris Group, Inc. -- Offering of Common Stock owned by Nortel Networks Inc.

Ladies and Gentlemen:

         The undersigned understands that you have entered into an Underwriting Agreement (the "Underwriting Agreement") with Arris Group, Inc., a Delaware corporation (the "Company") and Nortel Networks Inc. ("Nortel"), providing for the public offering (the "Public Offering") by you (the "Underwriters") of common stock of the company (the "Common Stock"), owned by Nortel (the "Shares"). Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Underwriting Agreement.

         In consideration of your agreement to purchase and make the Public Offering of the Shares, and for other good and valuable consideration receipt of which is hereby acknowledged, the undersigned hereby agrees that, without your prior written consent, which shall not be unreasonably withheld, the undersigned will not, during the period (the "Lock-Up Period") ending 60 days after the date of the final prospectus relating to the Public Offering (the "Prospectus"), (1) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock (including, but not limited to, Common Stock which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission and securities which may be issued upon exercise of a stock option or warrant) other than (A) as a bona fide gift or bona fide gifts, provided, however, that the recipient of such bona fide gift or bona fide gifts shall execute a copy of and be bound by the terms of, this Agreement or (B) the sale of any shares of Common Stock acquired upon the exercise of options granted under the Company's stock option or stock incentive plans that would otherwise expire during the Lock-Up Period, or (2) enter into any swap, option, future, forward or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Common Stock or any securities of the Company which are substantially similar to the Common Stock, including, but not limited to, any security convertible into or exercisable or exchangeable for Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. In addition,


                                    Exh. A-1
the undersigned agrees that, without the prior written consent of the Underwriters, which shall not be unreasonably withheld, it will not, during the period ending 60 days after the date of the Prospectus, make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock.

         In furtherance of the foregoing, the Company and any duly appointed transfer agent for the registration or transfer of the securities described herein are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Lock-Up Agreement.

         The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Agreement. All authority herein conferred or agreed to be conferred and any obligations of the undersigned shall be binding upon the successors, assigns, heirs or personal representatives of the undersigned.

         The undersigned understands that, if the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Shares to be sold thereunder, this Lock-Up Agreement shall terminate and be of no further force or effect, and the undersigned shall be released from all obligations under this Lock-Up Agreement.

         The undersigned understands that the Underwriters propose to proceed with the Public Offering in reliance upon this Lock-Up Agreement.


                                    Exh. A-2

         THIS LOCK-UP AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PROVISIONS THEREOF.



                                          Very truly yours,


                                          By:
                                             -------------------------------
                                                 Name:
                                                 Title:





Accepted as of the date first set forth above:

CIBC WORLD MARKETS CORP.


By:
   ---------------------------------------------
      Name:
      Title:


                                    Exh. A-3